Prospectus October 15, 2025 revised to November 18, 2025
T. ROWE PRICE
TMSF	Multi-Sector Income ETF

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC. Exchange-traded fund (ETF) shares are not individually redeemable.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide high income and some capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%

Other expenses	—

Total annual fund operating expenses	0.37

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$38	$119

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund commenced operations on or following the date of this prospectus, there is no portfolio turnover information quoted for the fund.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

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The fund invests in a variety of bonds and other debt instruments in seeking to provide high income and some capital appreciation. The fund shifts its investments among various sectors based on market conditions and the investment adviser’s outlook.

Normally, the fund invests its assets in a variety of U.S. and non-U.S. debt securities across the following primary sectors:

●	Below investment-grade corporate debt (including high yield bonds and bank loans);

●	Investment-grade corporate debt (including bonds issued by corporations located in the U.S. and other developed market countries);

●	Securitized debt and vehicles backed by pools of assets such as mortgages, loans, and other receivables (including agency and private mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized loan obligations);

●	Government debt (including bonds issued by the U.S. government and its agencies and by governments of other developed market countries); and

●	Emerging market debt (including bonds issued by corporations and governments in emerging market countries).

The proportion of fund assets allocated to each of these sectors will vary with market conditions and the adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors or other types of securities in response to market conditions. There is no limit on the fund’s investments in U.S. dollar-denominated foreign debt instruments. Although the fund purchases non-U.S. dollar-denominated securities, the adviser normally seeks to limit the fund’s overall foreign currency exposure by hedging some or all of those holdings to the U.S. dollar. The fund may purchase securities of any maturity, and its weighted average maturity will vary based on interest rates and overall market conditions. The fund may also gain exposure to specific asset classes through the use of certain types of derivatives or by investing in other T. Rowe Price mutual funds and exchange-traded funds that focus their investments in a particular asset class.

The fund may use a variety of derivatives, such as futures, forwards, swaps, and options for a number of purposes, such as for market exposure or hedging. The fund specifically uses interest rate futures and future options, forward currency exchange contracts, credit default swaps, credit default swaps indexes (CDX), interest rate swaps and swaptions, and currency options. Interest rate futures and interest rate swaps, and options on those instruments, are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts are typically used to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar but may be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies. Credit default swaps can be used to protect the value of certain portfolio holdings, as an alternative to cash bonds, and to manage the fund’s overall credit risk exposure. CDXs are primarily used to hedge the portfolio’s overall credit risk or to efficiently gain exposure to certain sectors or asset classes (such as high yield bonds). Inflation swaps are typically used to manage the fund’s exposure to inflation risk or to achieve efficient exposure to inflation-linked securities. Currency options are primarily used in an effort to take advantage of currencies that are expected to appreciate in value. The fund may have exposure to non-U.S. currencies through derivatives without holding any securities denominated in those currencies.

SUMMARY	3

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

Fixed income markets: Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Prepayments and extensions: Underlying funds that invest in mortgage-backed securities, certain asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

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Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk bonds: Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Foreign investing: Non-U.S. securities tend to be more volatile and have lower overall liquidity and trading volume than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. Further, securities of non-U.S. issuers are subject to trading markets with potential governmental interference, varying regulatory, auditing, and accounting standards, and settlement and clearance practices that differ from those of U.S. issuers. Investment in non-U.S. securities also carries currency risk. Any attempts to hedge currency risk could be unsuccessful. Such investments may have higher transaction costs compared with U.S. markets. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

Emerging markets: Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Bank loans: Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

SUMMARY	5

Derivatives: The use of derivatives exposes the fund to additional volatility and potential losses. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. The use of derivatives includes the risk of potential operational issues, such as settlement issues. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

Inflation-linked securities: In general, the value of an inflation-linked security, including TIPS, will typically decrease when real interest rates (nominal interest rates reduced by the expected impact of inflation) increase and increase when real interest rates decrease. When inflation is negative or concerns over inflation are low, the value and income of inflation-linked securities could fall and result in losses for the fund and during periods of very low inflation, the yield on an inflation-linked security may be negative. Conversely, during sustained periods of high inflation, the fund’s yield should increase, which may not be repeated. Funds that invest heavily in inflation-linked securities do not always move in lockstep with inflation because they do not necessarily buy inflation-linked securities when they are originally issued or hold them until maturity. In addition, the accrual of inflation adjustments on the fund’s holdings may significantly impact the current level of dividends actually paid to shareholders. Changes in inflation rates and/or interest rates may cause the fund’s yield to vary substantially over time.

Portfolio turnover: High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

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Investments in other funds: The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant: Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, (i) the market price of the fund’s shares may trade at a premium or discount to its net asset value (NAV), (ii) an active trading market for the fund may not develop or be maintained, and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the fund will continue to be met or remain unchanged.

New fund: Because the fund is new, it has a relatively small number of shareholders and assets under management. As a result, the portfolio manager may experience difficulties in fully implementing the fund’s investment program and may be less able to respond to increases in shareholder transaction activity. The fund’s limited operating history could make it more difficult to evaluate the performance of the portfolio manager and the fund’s investment strategies. In addition, there can be no assurance that the fund will ultimately grow to an economically viable size, which could lead to the fund eventually ceasing its operations.

SUMMARY	7

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

Because the fund commenced operations on or following the date of this prospectus, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance information will be available through troweprice.com after the fund has incepted.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Name	Title	Managed Fund Since	Joined Investment Adviser
Kenneth Antony Orchard	Portfolio Manager and Chair of Investment Advisory Committee	2025	2010
Vincent Chung	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2019
Adam Marden	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2017
Jeanny Silva	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2016

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on Nasdaq Stock Market LLC (“Nasdaq”) and because the shares will trade at market prices rather than at NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). All purchases and sales are made pursuant to this prospectus. Please refer to the fund’s website for additional information (troweprice.com).

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Tax Information

The fund declares dividends, if any, and pays them monthly. A distribution may consist of ordinary dividends, capital gains, and return of capital. Sales of fund shares and distributions by the fund generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About the Fund	2

Management of the FUnd

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 1307 Point Street, Baltimore, Maryland 21231. As of June 30, 2025, T. Rowe Price and its affiliates (Firm) had approximately $1.68 trillion in assets under management.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road Central, Hong Kong.

Portfolio Management

The portfolio managers are primarily responsible for the day-to-day management of the fund’s portfolio. The portfolio managers are Kenneth Antony Orchard, chair, and Vincent Chung, Adam Marden, and Jeanny Silva, cochairs. The following information provides the year that the portfolio managers first joined the Firm and the portfolio managers’ specific business experience during the past five years (although the portfolio managers may have had portfolio management responsibilities for a longer period). Mr. Orchard has been portfolio manager of the fund since inception in 2025. He joined the Firm in 2010, and his investment experience dates from 2004. He has served as a portfolio manager with the Firm throughout the past five years. Mr. Chung, Mr. Marden, and Ms. Silva have been co-portfolio managers of the fund since inception in 2025. Mr. Chung joined the Firm in 2019, and his investment experience dates from 2014. During the past five years, he has served as a fixed income credit analyst and a portfolio manager with the Firm. Mr. Marden joined the Firm in 2017, and his investment experience dates from 2010. During the past five years, he has served as an associate portfolio manager and a portfolio manager (beginning in 2023). Ms. Silva joined the Firm in 2016, and her investment experience dates from 2003. During the past five years, she has served as a fixed income credit analyst and an associate portfolio manager (beginning in 2023) with the Firm. The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

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T. Rowe Price has also established an Investment Advisory Committee with respect to the fund. The portfolio managers work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Kenneth Antony Orchard, chair, Vincent Chung, Adam Marden, and Jeanny Silva, cochairs, Stephen E. Boothe, Christopher P. Brown, Michael F. Connelly, Ramon Roberto de Castro, Andrew J. Keirle, Steven M. Kohlenstein, Ivan Morozov, Samy B. Muaddi, Ju Yen Tan, Siby Thomas, and James Woodward.

The Management Fee

The fund pays the investment adviser an annual all-inclusive fee of 0.37% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, except for certain expenses. The following expenses are excluded from the annual all-inclusive fee: interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and nonrecurring and extraordinary expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) will be contained in Form N-CSR filed with the SEC for the period ended May 31, and made available on the fund’s website at troweprice.com/prospectus.

MORE INFORMATION ABOUT THE FUND’s investment Objective(s), Strategies, and risks

Investment Objective(s)

The fund seeks to provide high income and some capital appreciation.

The fund’s investment objective(s) constitutes a non-fundamental policy that the Board may change without shareholder approval upon 60 days’ prior written notice to shareholders. The fundamental and non-fundamental policies of the fund are set forth in the SAI.

More About the Fund	11

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities. Shareholders will receive at least 60 days' prior notice of a change to the fund's 80% investment policy. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

The fund invests in a variety of bonds and other debt instruments in seeking to provide high income and some capital appreciation. The fund shifts its investments among various sectors based on market conditions and the investment adviser’s outlook.

Normally, the fund invests its assets in a variety of U.S. and non-U.S. debt securities across the following primary sectors:

●	Below investment-grade corporate debt (including high yield bonds and bank loans);

●	Investment-grade corporate debt (including bonds issued by corporations located in the U.S. and other developed market countries);

●	Securitized debt and vehicles backed by pools of assets such as mortgages, loans, and other receivables (including agency and private mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized loan obligations);

●	Government debt (including bonds issued by the U.S. government and its agencies and by governments of other developed market countries); and

●	Emerging market debt (including bonds issued by corporations and governments in emerging market countries).

The proportion of fund assets allocated to each of these sectors will vary with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The fund may opportunistically invest in other sectors or other types of securities in response to market conditions. There is no limit on the fund’s investments in U.S. dollar-denominated foreign debt instruments. Although the fund purchases non-U.S. dollar-denominated securities, the adviser normally seeks to limit the fund’s overall foreign currency exposure by hedging some or all of those holdings to the U.S. dollar. The fund may purchase holdings of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and any expected interest rate changes.

The fund’s overall strategy is to build a broadly diversified portfolio of bonds and other debt instruments in an effort to take advantage of certain sectors with greater income potential while moderating the heightened risks typically associated with investing in certain sectors, such as high yield instruments and foreign securities. The fund uses an active asset allocation strategy to analyze the overall investment opportunities and risks among the various sectors in which the fund invests. The fund allocates its assets among the various market sectors based on the adviser’s assessment of national and global economic and market conditions, interest rate movements, industry and issuer conditions and business cycles, and other relevant factors. The fund uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events, as well as to select individual securities. The fund may also gain exposure to specific asset classes through the use of certain types of derivatives or by investing in other T. Rowe Price mutual funds and exchange-traded funds that focus their investments in a particular asset class.

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The fund’s investment program provides considerable flexibility in seeking high income. There are no maturity restrictions, so the fund can purchase longer-term debt instruments, which tend to have higher yields than shorter-term debt instruments. In addition, when there is a large yield differential between the various credit quality levels, the fund may purchase lower-rated debt instruments with higher yields. When the difference is small or the outlook warrants, the fund may concentrate investments in higher rated debt instruments.

The fund may use derivatives, including, without limitation, futures, forwards (such as foreign currency exchange contracts), options, structured securities, or swaps. The fund may use derivatives for a variety of purposes, such as a substitute for taking a position in the underlying asset; as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies and/or geographic regions; and/or to reduce or hedge exposure to other risks, such as interest rate, inflation, credit, or currency risk. The fund specifically uses interest rate futures and future options, forward currency exchange contracts, credit default swaps, CDX, interest rate swaps and swaptions, and currency options. Interest rate futures and interest rate swaps, and options on those instruments, are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Forward currency exchange contracts are typically used to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar but may be used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies. Credit default swaps can be used to protect the value of certain portfolio holdings, as an alternative to cash bonds, and to manage the fund’s overall credit risk exposure. CDXs are primarily used to hedge the portfolio’s overall credit risk or to efficiently gain exposure to certain sectors or asset classes (such as high yield bonds). Inflation swaps are typically used to manage the fund’s exposure to inflation risk or to achieve efficient exposure to inflation-linked securities. Currency options are primarily used in an effort to take advantage of currencies that are expected to appreciate in value. The fund may have exposure to non-U.S. currencies through derivatives without holding any securities denominated in those currencies.

The fund’s yield will vary. One way to calculate a fund’s yield is to divide the annualized dividends earned for a given period (typically 30 days for bond funds) by the share price at the end of the period. The fund’s total return includes distributions from income and capital gains and the change in share price for a given period.

Credit quality refers to a bond issuer’s expected ability to make all required interest and principal payments on time. Because highly-rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

More About the Fund	13

Mortgage-backed securities differ from other high-quality bonds in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity. For example, a newly issued pass-through certificate backed by 30-year, fixed rate mortgages will generally have a far shorter life than 30 years—probably 12 years or less. Therefore, it will usually be about as volatile as a 10-year U.S. Treasury bond. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty.

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years—the duration. “Effective” duration takes into account call features and sinking fund payments that may shorten a bond’s life.

Since duration can be computed for bond funds, you can estimate the effect of interest rate fluctuations on share prices by multiplying the fund’s duration by an expected change in interest rates.

The income level of the fund will change with market conditions and interest rate levels.

The fund may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.

The fund invests in the following types of securities or assets:

Bonds

A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem or “call” a bond before maturity, and the investor may have to invest the proceeds at lower market rates. Bonds can be issued by U.S. and foreign governments, states, and municipalities, as well as a wide variety of companies.

A bond’s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond’s price usually rises when interest rates fall and vice versa, so its yield generally stays consistent with current market conditions.

Bonds, including asset- and mortgage-backed securities, may be secured (backed by specific collateral) or may be unsecured (backed only by the issuer’s general creditworthiness).

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A majority of bonds have a stated maturity date when the issuer must repay the bond’s entire principal value to the investor. However, many bonds are “callable,” meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage when interest rates fall. In that environment, a bond’s “effective maturity” may be its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying loans and bonds, with each bond’s maturity “weighted” by the percentage of the fund’s assets it represents, and an average effective maturity taking into consideration that securities may be called or prepaid.

Conventional fixed rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

Certain bonds have floating or variable interest rates that are adjusted periodically based on a particular index. These interest rate adjustments tend to minimize fluctuations in the bonds’ principal values. The maturity of certain floating rate securities may be shortened under certain specified conditions.

Foreign Securities

The fund may invest in foreign securities. Foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible issues arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the potential for fluctuations in foreign exchange rates to decrease the investment’s value (favorable changes can increase its value). In addition, information with respect to foreign borrowers may differ from that available for U.S. borrowers because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. borrowers.

Mortgage-Backed Securities

The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The “big three” issuers are the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Government National Mortgage Association certificates are backed by the full faith and credit of the U.S. government, while others, such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. (The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation operate under conservatorship of the Federal Housing Finance Agency, an independent federal agency.) Private mortgage bankers and other institutions also issue mortgage-backed securities.

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Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the rate of mortgage prepayments, including refinancings, tends to increase. Refinanced mortgages are paid off at face value or “par,” causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund’s net asset value. When interest rates rise, the prices of mortgage-backed securities can be expected to decline. In addition, when interest rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased price volatility.

Other types of mortgage-backed securities in which the fund may invest include:

Collateralized Mortgage Obligations Collateralized mortgage obligations are debt instruments that are fully collateralized by a portfolio of mortgages or mortgage-backed securities including Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and non-agency-backed mortgages. All interest and principal payments from the underlying mortgages are passed through to the collateralized mortgage obligations in such a way as to create different classes with varying risk characteristics, payment structures, and maturity dates. Collateralized mortgage obligation classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments and allocation of defaults.

Stripped Mortgage Securities Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a collateralized mortgage obligation to create additional classes of securities. Generally, one class receives interest-only payments and another receives principal-only payments. Unlike other mortgage-backed securities and principal-only strips, the value of interest-only strips tends to move in the same direction as interest rates. The fund can use interest-only strips as a hedge against falling prepayment rates (when interest rates are rising) and/or in an unfavorable market environment. Principal-only strips can be used as a hedge against rising prepayment rates (when interest rates are falling) and/or in a favorable market environment. Interest-only strips and principal-only strips are acutely sensitive to interest rate changes and to the rate of principal prepayments.

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A rapid or unexpected increase in prepayments can severely depress the price of interest-only strips, while a rapid or unexpected decrease in prepayments could have the same effect on principal-only strips. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower overall liquidity than most other mortgage-backed securities. Certain non-stripped collateralized mortgage obligation classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain collateralized mortgage obligation classes, in addition to losing value, can exhibit characteristics of long-term securities and become more volatile. There is no guarantee that the fund’s investments in collateralized mortgage obligations, interest-only strips, or principal-only strips will be successful, and the fund’s total return could be adversely affected as a result.

Commercial Mortgage-Backed Securities Commercial mortgage-backed securities are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The degree of subordination is determined by the credit rating agencies that rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduce prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate.

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs asset-backed securities and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or a line of credit, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the asset-backed security’s effective maturity and may lower its return. The value of these asset-backed securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. Investments in asset-backed securities can include collateralized loan obligations, which take the form of a special purpose vehicle that owns a pool of loans and receives repayments and cash flows from those loans. The underlying loans are organized into tranches based on their risk profile, with cash flows generated by the underlying loans allocated so that each tranche has its own payment schedule and maturity.

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Inflation-Linked Securities

Inflation-linked securities are instruments whose interest and principal payments are adjusted for inflation, which represents a sustained increase in the prices of goods and services that can erode the purchasing power of money. Treasury inflation protected securities are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, and foreign governments. The inflation adjustment, which is applied periodically to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of such investment. Because of this inflation-adjustment feature, inflation protected bonds typically have lower yields than conventional fixed rate bonds. In the case of Treasury inflation protected securities, repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Inflation-linked bonds normally decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year U.S. Treasury note is yielding 5% and inflation expectations for the next 10 years are 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-linked bond could decline and result in losses for the fund.

Bank Loans

The fund may make investments in bank loans through the purchase or execution of a privately negotiated loan or note representing the equivalent of a loan, as well as through loan assignments and participations. Large loans to corporations or governments, including governments of less developed countries, may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies or governments in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, increased credit risk, and volatility.

Bank loans may be acquired directly through an agent acting on behalf of the lenders participating in the loan, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. An assignment typically results in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. To the extent the fund invests in loans through participation interests, it will be more difficult for it to enforce its rights against the borrower because it will have established a direct contractual relationship with the seller of the participation interest but not with the borrower. When the fund invests in a loan by participation, it must rely on another party not only for the enforcement of its rights against the borrower, but also for the receipt and processing of payments due under the loan. Investing in a participation interest limits the fund’s ability to file a claim directly as a creditor in the event of the borrower’s bankruptcy.

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High Yield or “Junk” Bonds

The price and yield of below investment-grade (high yield or “junk”) bonds, including below investment-grade emerging market bonds, can be expected to fluctuate more than the price and yield of higher-quality bonds. Because these bonds are rated below BBB (or an equivalent rating) or are in default, they are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price’s credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than higher-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology.

Derivatives

A derivative is a financial instrument whose value is derived from an underlying security, such as a stock, bond, or an index. Many types of investments representing a wide range of risks and potential rewards may be considered derivatives, including conventional instruments such as futures and options, as well as other potentially more complex investments such as swaps and structured notes. The use of derivatives can involve leverage. Leverage has the effect of magnifying returns, positively or negatively. The effect on returns will depend on the extent to which an investment is leveraged. For example, an investment of $1, leveraged at 2 to 1, would have the effect of an investment of $2. Leverage ratios can be higher or lower with a corresponding effect on returns. The fund may use derivatives in a variety of situations, including for the purposes of accomplishing any or all of the following: to hedge against a decline in principal value, to increase yield, to gain exposure to eligible asset classes or securities with greater efficiency and at a lower cost than is possible through a direct investment, or to adjust portfolio duration or credit risk exposure.

Derivatives that may be used include the following instruments, as well as others that combine the risk characteristics and features of these instruments:

Futures and Options Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options may be used to generate additional income, to enhance returns, or as a defensive technique to protect against anticipated declines in the value of an asset. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing the fund’s exposure to certain markets; to improve risk-adjusted returns; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indexes, and foreign currencies. The fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the fund’s transaction costs and portfolio turnover rate.

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Swaps The fund may invest in interest rate, index, total return, credit default, and other types of swap agreements, as well as options on swaps, commonly referred to as “swaptions,” and interest rate swap futures, which are instruments that provide a way to obtain swap exposure and the benefits of futures in one contract. Interest rate, index, and total return swaps are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indexes. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to settle in cash at a future date at the price determined by a specific benchmark rate at the end of a fixed period. Swaps, swaptions, and swap futures can be used for a variety of purposes, including to manage the fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the fund’s exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk exposure.

Currency Derivatives The fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. In addition to foreign currency forwards, futures, swaps, and options on foreign currencies may also be used to protect the fund’s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities.

The fund may attempt to hedge its exposure to potentially unfavorable currency changes. Forward currency contracts can be used to adjust the foreign exchange exposure of the fund with a view to protecting the portfolio from adverse currency movements, based on the investment adviser’s outlook. However, forward currency contracts can also be used in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The fund may invest in non-U.S. currencies directly without holding any non-U.S. bonds or securities denominated in those currencies.

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The fund may enter into foreign currency transactions under a number of circumstances, including the following: locking in U.S. dollar price; cross hedging across currencies; direct hedging against a particular currency; or proxy hedging (substituting one currency for another).

When-Issued Securities and Forwards

The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on the fund’s investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment take place after the customary settlement period for that type of security (often a month or more later). During the interim period, the price and yield of the securities can fluctuate, and typically no interest accrues to the purchaser. At the time of delivery, the market value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund’s net asset value than if the fund did not purchase them.

Principal Risks

The principal risks associated with the fund’s principal investment strategies, which may be even greater in unfavorable or uncertain market conditions, include the following:

Fixed income markets: The market price of investments owned by the fund may go up or down, sometimes rapidly or unpredictably. The fund’s investments may decline in value due to factors affecting the overall fixed income markets or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. The fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value.

Interest rates: The prices of bonds and other fixed income securities typically increase as interest rates fall, and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Such decreases in prices are due to the bonds and notes in the fund’s portfolio becoming less attractive to other investors when securities with higher yields become available. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities (i.e., an average of the maturities of the underlying debt instruments, “weighted” by the percentage of the fund’s assets it represents) and durations (i.e., the measure of the price sensitivity of a fund to changes in interest rates) carry greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests. An elevated inflation environment may heighten risks associated with rising interest rates. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

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Prepayments and extensions: A fund investing in mortgage-backed securities, asset-backed securities, and other debt instruments that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the fund’s portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the fund’s total return and yield, and could result in a loss if bond prices fall below the level that the fund paid for them. A rise in interest rates or lack of refinancing opportunities can cause the fund’s weighted average maturity to lengthen unexpectedly due to a drop in expected prepayments of mortgage-backed securities, asset-backed securities, and callable debt instruments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Market conditions: The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, military conflict, acts of terrorism, political and social unrest, regulatory changes, recessions, tariffs and shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Any of these events may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies, and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention (including sanctions) in markets may impact interest rates, market volatility, and security pricing. The occurrence of any of these events could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Credit quality: An issuer of a debt instrument held by the fund could default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income and share price. Credit risk is increased when portfolio holdings are downgraded or the perceived financial condition of an issuer deteriorates. Holdings with an investment-grade rating should have a relatively low risk of encountering financial problems and a relatively high probability of future payments. However, holdings rated below investment grade are more susceptible to adverse economic conditions than other investment-grade holdings and may have speculative characteristics. Holdings rated below investment grade should be regarded as speculative because their issuers may be more susceptible to financial setbacks and recession than more creditworthy issuers (commonly referred to as “junk”).

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Junk bonds: Junk investing subjects the fund to heightened credit risk. Issuers of junk bonds and loans are not as strong financially as those with higher credit ratings, so the issuers and lenders are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. As a result, below investment-grade investments carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer or lender.

Because the credit quality of the issuer is lower, such investments are more sensitive to developments affecting the issuer’s or lender’s underlying fundamentals, such as changes in financial condition or a particular country’s general economy. In addition, the entire below investment-grade bond and loan markets can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by institutional investors, a high-profile default, or a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but investors in lower-quality bonds and loans should also anticipate it. Since funds can be a major source of demand in certain junk bond and loan markets, substantial cash flows into and out of these funds can affect prices. If, for example, a significant number of funds were to sell bonds or loans to meet shareholder redemptions, bond and loan prices and funds’ share prices could fall more than underlying fundamentals might justify.

Any investments in distressed or defaulted instruments subject the fund to even greater credit risk than investments in other below investment-grade investments. Investments in obligations of restructured, distressed, and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may lack liquidity. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn lack liquidity or be speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

Foreign investing: Non-U.S. securities may lose value because of declining foreign currencies or adverse local, political, social, and economic developments such as war, natural disasters, public health emergencies, labor strikes, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, restrictions on foreign ownership or imposition of punitive taxes; and the imposition of international trade and capital flow barriers and other protectionist, repatriation, or retaliatory measures. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity and trading volume. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts to hedge currency risk could be unsuccessful, and it is difficult to hedge the currency risks of many emerging markets countries. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. Non-U.S. securities may receive less coverage than U.S. securities by market analysts and the financial press, and may provide financial information less frequently or to a lesser extent. Such investments may have higher transaction costs compared with U.S. markets. A foreign trading market may close for national holidays or without warning for extended time periods, or may have different clearance and settlement procedures, causing delays and preventing the fund from buying or selling securities in that market. The fund’s overall foreign investing risk is increased to the extent it has exposure to emerging markets, which are more volatile than the markets of developed countries.

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Emerging markets: Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Bank loans: Bank loans often have contractual restrictions on resale. These restrictions can delay or impede the fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed.

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The terms of the bank loans held by the fund may require that the borrowing company maintain collateral to support payment of its obligations. However, the value of the collateral securing a bank loan can decline or be insufficient to meet the obligations of the company. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower, or may be difficult to liquidate. The fund’s access to the collateral may be limited by bankruptcy, other insolvency laws, or by the type of loan the fund has purchased. For example, if the fund purchases a participation interest instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a bank loan may not be fully collateralized and can decline significantly in value.

Derivatives: The use of derivatives, including, without limitation, futures, forwards (such as foreign currency exchange contracts), options, structured securities, or swaps, exposes the fund to additional volatility and potential losses. A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based, including liquidity risk, valuation risk, correlation risk, market risk, interest rate risk, leverage risk, counterparty and credit risk, operational risk, management risk, legal risk, and regulatory risk. Derivatives can be illiquid and the fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of liquidity in the secondary trading market. Valuation for derivatives may not be readily available and more difficult in times of market turmoil. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate, or index, and the fund could lose more than the initial amount invested. Changes in the general level of interest rates may cause fluctuations in the value of an asset. Derivatives may be sensitive to changes in economic and market conditions, which could result in losses that significantly exceed the original investment. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations. Certain derivatives are also subject to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations. Some derivatives are “leveraged” or may create economic leverage for the fund and therefore may magnify or otherwise increase investment losses to the fund. Relatively small market movements may result in large changes in the value of derivatives positions and can result in losses that greatly exceed the amount originally invested. The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Derivatives are exposed to legal risks, such as the legality or enforceability of a contract or insufficient documentation, capacity, or authority. The adviser may not be able to accurately predict the direction of prices, economic factors, or other associated risks which could cause loss in value or impair the fund’s efforts to reduce overall volatility. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. New regulations may make derivatives more costly, limit availability, or otherwise affect their value or performance.

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Inflation-linked securities: TIPS and other inflation-linked securities are subject to the risk that prices throughout the economy decline over time—a period of deflation rather than inflation. Inflation-linked bonds normally decline in principal value when real interest rates rise and increase in principal value when real interest rates fall. Interest payments on inflation-linked securities can be unpredictable and will fluctuate as the principal and interest payments are adjusted for inflation. There can also be no assurance that the inflation index used to determine adjustments will accurately measure the real rate of inflation in the prices of goods and services. When inflation is low, declining, or negative, the principal and income of an inflation-linked security will decline and the fund’s performance could lag the performance of more conventional bond funds. Even during a period of high or rising inflation, the fund may perform differently than the overall inflation-linked securities market because bonds, including ones that guarantee an inflation-adjusted return, may be bought after issuance or sold prior to maturity. The market prices of inflation-linked securities are influenced by interest rates, not just inflation, and investors in funds that invest heavily in such securities are not guaranteed a positive real return. In addition, the accrual of inflation or deflation adjustments on the fund’s holdings could significantly impact the current level of dividends actually paid to shareholders, which may result in low or zero yields on a monthly basis even during a period of rising inflation.

Portfolio turnover: Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Since bonds typically have a maturity date and will eventually require reinvestment, funds investing primarily in bonds tend to have higher portfolio turnover than funds investing primarily in stocks. For funds investing in shorter-term securities, mortgage-backed securities, and callable debt instruments, more frequent reinvestment of principal is typically required. Certain investment strategies, such as sector rotation and duration management, may necessitate more frequent trading, and the use of certain types of derivatives may significantly increase the fund’s portfolio turnover rate.

Liquidity: The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interests in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Sectors of the bond market can experience sudden downturns in trading activity. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the fund may not be able to sell a holding readily at a price that reflects what the fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from fixed income investors may be higher than normal, potentially causing increased supply in the market.

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Investments in other funds: The fund is subject to the risks of the performance and execution of the investment programs of its underlying funds. The fund does not control the investments of the underlying funds, which may implement their investment strategies in a manner not anticipated by the fund. Poor security selection by an underlying fund could cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives, which in turn could cause the fund to underperform similarly managed funds. An underlying fund may change its investment program or policies without the fund’s approval, which could force the fund to reduce or eliminate its allocation to the underlying fund at an unfavorable time.

Active management: The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

ETF shares trading: Shares of the fund are listed for trading on a national securities exchange and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate in response to changes in the fund’s NAV, the value of the fund’s holdings, and supply and demand for shares. Disruptions to creations and redemptions, significant market volatility, potential lack of an active trading market for the shares (including through a trading halt), or other factors may widen bid-ask spreads and result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the value of the fund’s holdings. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Authorized Participant: Only Authorized Participants may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that may act as Authorized Participants. Authorized Participants have no obligation to submit creation or redemption orders, and there is no assurance that Authorized Participants will establish or maintain an active trading market for shares. This risk may be heightened to the extent that securities held by the fund are traded outside a collateralized settlement system. In that case, Authorized Participants may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. In addition, to the extent that Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk. If the fund effects its creations or redemptions at least partially or fully for cash, rather than in-kind securities, the fund may incur certain costs, including brokerage costs in connection with investing cash received and may recognize capital gains in connection with cash redemptions. In addition, costs could be imposed on the fund which would have the effect of decreasing the fund’s net asset value to the extent the costs are not offset by a transaction fee payable by an Authorized Participant.

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New fund: Because the fund is new, it has a more limited operating history, fewer shareholders, and less assets than funds that have been in existence for longer periods. It may be more difficult to evaluate the investment program and portfolio manager of a fund with a limited performance track record. Due to the fund’s concentrated shareholder base, large shareholder purchases or redemptions could require the fund to buy or sell holdings at unfavorable times or maintain greater cash reserves than desired, any of which could have tax implications for the fund and its shareholders, make it difficult to invest fully in accordance with the fund’s investment program, and limit the portfolio manager’s ability to successfully implement the fund’s investment strategies. There is no assurance that the fund will be able to sufficiently increase its assets and shareholders in the future, which could lead to the fund ultimately being liquidated and ceasing its operations. In such an event, shareholders may be required to redeem or transfer their investment in the fund at an inopportune time.

Cybersecurity breaches: The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund, its investment adviser and subadviser(s) (as applicable), or its service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Investment Management Practices

The fund may employ additional investment management practices as described in this section. The fund’s investments may be subject to further restrictions and risks described in the SAI, which contains more detailed information about the fund and its investments, operations, and expenses.

The Firm integrates environmental, social, and governance (ESG) factors into the investment research process for certain investments. Such ESG factors can include, but are not limited to, climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to a lack of data. Where ESG considerations are integrated into the investment research process, the Firm focuses on the particular ESG factors considered most likely to have a material impact on the performance of the holdings or potential holdings in the fund’s portfolio. The investment adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the fund.

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Reserve Position

The adviser normally maintains a certain portion of the fund’s assets in reserves. The reserve position helps the adviser to manage liquidity and take advantage of investment opportunities without selling other fund assets, meet redemption requests and manage cash flows into the fund, and manage risk by increasing the reserve position during periods of current or expected market volatility. The fund’s reserve position typically consists of: (1) shares of a T. Rowe Price internal money market fund (which does not charge any management fees and is not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Temporary Defensive Position

The adviser may assume a temporary defensive position for the fund in order to respond to adverse market, economic, political, or other conditions, such as to provide flexibility in satisfying significant redemption activity, managing flows into or out of the fund, or paying expenses. The temporary defensive position may be inconsistent with the fund’s principal investment objective(s) and/or strategies, which may impact the fund’s returns or its ability to achieve its investment objective(s). For temporary defensive purposes, the fund may hold a greater amount of assets in reserves than normal or invest without limit in cash or other liquid instruments.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Portfolio Turnover

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The fund’s portfolio turnover rates will be shown in the Financial Highlights table when available.

More About the Fund	29

Financial Highlights

This section would ordinarily include the fund’s financial highlights table, which is intended to help you understand the fund’s financial performance for the periods of operations. Because the fund commenced operations on or following the date of this prospectus, no financial highlights are shown.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their portfolio holdings periodically on troweprice.com. A description of the policies and procedures with respect to the disclosure of portfolio holdings and other portfolio information for the T. Rowe Price Funds is available in the SAI.

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Additional Information About the Purchase and Sale of Fund Shares

Individual fund shares may only be bought and sold in the secondary market through a broker or dealer at a Market Price (as defined below).

Fund shares are issued or redeemed only in large blocks of fund shares (previously defined as “Creation Units”) and only to financial institutions known as Authorized Participants, in accordance with procedures described in the SAI. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash at NAV next determined after receipt of an order in proper form. Creation Unit transactions may be made on any day that the New York Stock Exchange (NYSE) is open for business.

When purchasing or redeeming Creation Units, Authorized Participants are required to pay a fixed purchase or redemption transaction fee as well as any applicable additional variable charge, as described in the SAI. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the fund’s SAI.

All purchases and sales are made pursuant to this prospectus. Certain affiliates of the fund and the adviser may purchase and resell shares pursuant to this prospectus.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in a fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth therein or in SEC rules thereunder. In order for a registered investment company to invest in shares of a fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must comply with certain conditions, including entering into an agreement with the fund. Foreign investment companies are permitted to invest in the funds only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

Meeting Redemption Requests

It is expected that the fund will typically hold sufficient cash or cash equivalents to meet redemption requests, although a fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. Funds-of-funds, however, are expected to typically sell shares of their underlying funds in order to meet redemption requests, although a fund-of-funds may at times hold sufficient cash or cash equivalents to meet redemption requests. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The funds reserve the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

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The fund may rely on an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the fund meet short-term redemptions and liquidity needs. In certain circumstances, the T. Rowe Price Funds may also meet redemption requests through an overdraft of the fund’s account with its custodian. In addition, certain funds have a revolving line of credit in place to help meet short-term redemptions and liquidity needs, if necessary.

During periods of deteriorating or stressed market conditions, when an increased portion of a fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Pricing of Individual Fund Shares

Market Price The trading prices of a fund’s shares in the secondary market (Market Price) generally differ from the fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions, and other factors. NAV is the price per share at which the fund issues and redeems shares to Authorized Participants in Creation Units (see “Net Asset Value” below). The fund’s Market Price is based on either the “Closing Price” of shares, which is the official closing price of shares on the fund’s listing exchange or, if more accurate than the Closing Price, the “Bid-Ask Price,” which is the midpoint of the highest bid and lowest offer on the “National Best Bid and Offer” at the time that the fund’s NAV is calculated. The National Best Bid and Offer is the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Please refer to the fund’s website for additional information (troweprice.com).

Net Asset Value To calculate the fund’s NAV, the fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of the fund’s shares outstanding. On each day that the NYSE is open, fund shares are ordinarily valued as of the close of regular trading. Information that becomes known to the fund or its agents after the time as of which the NAV has been calculated on a particular day generally will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. The fund reserves the right to change the time its NAV is calculated if the fund or NYSE closes earlier or as permitted by the SEC.

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The fund’s NAV is based on the fund’s portfolio holdings. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation. Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by T. Rowe Price, as the valuation designee, designated by the Board, by taking into account various, adopted factors and methodologies for determining the fair value. This value may differ from the value the fund receives upon sale of the securities.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If T. Rowe Price determines that developments between the close of a foreign market and the close of trading on the NYSE will, in its judgment, affect the value of some or all of the fund’s securities, T. Rowe Price will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, T. Rowe Price reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

T. Rowe Price may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s NAV may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, T. Rowe Price may make a price adjustment depending on the nature and significance of the event. T. Rowe Price also evaluates a variety of factors when assigning fair values to private placements and other restricted securities. Other funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

T. Rowe Price uses various pricing services to obtain closing market prices, as well as information used to adjust those prices and to value most fixed income securities. T. Rowe Price cannot predict how often it will use closing prices or how often it will adjust those prices. T. Rowe Price routinely evaluates its fair value processes.

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Premiums and Discounts A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV. The fund’s premium/discount is calculated daily as of the end of a trading day based on the Closing Price or, if more accurate, the Bid-Ask Price on a given trading day. A discount or premium could be significant. The NAV of a fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. In stressed market conditions, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings. To the extent securities held by the fund trade in a market that is closed when the exchange on which the fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These adverse effects may in turn lead to wider bid-ask spread or premiums with the result that investors may receive less than the underlying value of the fund shares bought or sold. Information regarding the fund’s premiums and discounts can be found at troweprice.com.

Frequent Purchases and Redemptions of Fund Shares

The Board has not adopted policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the fund’s shares because the fund sells and redeems shares at NAV only in Creation Units, pursuant to the terms of the agreement between the Authorized Participant and the fund’s distributor, and such direct trading between the fund and Authorized Participants is critical to ensuring that the fund’s shares trade at or close to NAV. Further, the vast majority of trading in fund shares occurs on the secondary market, which does not involve the fund directly and, therefore, does not cause the fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, the fund may impose a transaction fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the fund in connection with the issuance and redemption of Creation Units, and may employ fair valuation pricing to minimize potential dilution from market timing. The fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Compensation to Financial Intermediaries

T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution, shareholder servicing, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, registered investment advisers, or banks, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The SAI provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or providing preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

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Dividends and Distributions

The fund distributes substantially all of its net investment income, if any, to shareholders in the form of dividends. In addition, the fund distributes any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Dividend payments are made through Depository Trust Company (DTC) participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The fund intends to distribute its net investment income and realized capital gains to shareholders for each taxable period. A fund with a higher portfolio turnover may result in higher capital gain distributions. Generally, your share of the distribution is based on the number of shares of the fund outstanding on the applicable dividend record date. Therefore, if the fund has experienced a net redemption during the taxable period, your share of the distribution may be relatively higher due to the smaller number of shares outstanding on the record date. See also “Taxes on Fund Distributions” below.

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The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Active Core International Equity, Active Core U.S. Equity, Capital Appreciation Equity, Emerging Markets Equity Research, Financials, Global Equity, Growth, Health Care, Hedged Equity, Innovation Leaders, International Equity, International Equity Research, Natural Resources, Small-Mid Cap, Technology, and Value	● Dividends, if any, are declared and paid annually, generally in December.
Capital Appreciation Premium Income, Floating Rate, High Income Municipal, Intermediate Municipal Income, Long Municipal Income, Multi-Sector Income, QM U.S. Bond, Short Municipal Income, Total Return, Ultra Short-Term Bond, and U.S. High Yield	● Dividends, if any, are declared and paid monthly.
All funds	● If necessary, a fund may make additional distributions on short notice to minimize any fund-level tax liabilities. ● Must be a shareholder on the dividend record date.

No dividend reinvestment service is provided by the fund. Financial intermediaries may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. You should rely on your own tax adviser for advice about the particular federal, state, and local tax consequences to you of investing in the fund. Your financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

In most cases, your financial intermediary will provide information for your tax filing needs no later than mid-February.

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If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

●	You sell fund shares.

●	The fund makes dividend or capital gain distributions.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts (REITs), and dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017, you generally may be allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock or bond funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

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Distribution and Servicing (12b-1) Plan

The fund has adopted a Distribution and Servicing Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). However, no 12b-1 Plan fee is currently charged to the fund, and there are no plans in place to impose a 12b-1 Plan fee. The 12b-1 Plan permits compensation in connection with the distribution and marketing of fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits the fund to pay compensation at an annual rate of up to 0.25% of the fund’s average daily net assets. However, the Board has determined not to authorize payment of a 12b-1 Plan fee at this time. The 12b-1 fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of the fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the fund and therefore, the 12b-1 Plan fee may cost an investor more than other types of sales charges.

Taxes on Sales of Fund Shares

When you sell shares in the fund, you may realize a gain or loss.

All or a portion of the loss realized from a sale or exchange of fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the loss for shares sold within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

Your financial intermediary should make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. You should check with your financial intermediary regarding the applicable cost basis method. You should, however, note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate.

Taxes on Fund Distributions

Your financial intermediary will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, capital gain distributions made to you, and/or any return of capital. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Ordinary dividends and capital gain distributions may also be subject to state and local taxes. Your financial intermediary will send any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

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Taxable distributions are subject to tax, whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. A fund, and a bond fund in particular, may redeem Creation Units in part or entirely in cash. As a result, it may have more capital gain distributions than it will if it redeems Creation Units in kind. If you realized a loss on the sale of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

The fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

When a dividend or distribution is declared, the fund provides an estimate of its source. Such information is made available on the fund’s website (troweprice.com) or provided on a written notice to shareholders as required. The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, your financial intermediary will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup withholding if your financial intermediary is notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or your financial intermediary’s records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

SHAREHOLDER INFORMATION	39

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and foreign currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Consequences of Shareholder Turnover

If the fund’s portfolio transactions result in a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the loss may be carried forward and used to offset future realized capital gains. However, its ability to carry forward such losses will be limited if the fund experiences an “ownership change” within the meaning of the Internal Revenue Code. An ownership change generally results when shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period.

Because the fund may have only a few large shareholders, an ownership change can occur in the normal course of shareholder purchases and redemptions. The fund undertakes no obligation to avoid or prevent an ownership change. Moreover, because of circumstances beyond the fund’s control, there can be no assurance that the fund will not experience, or has not already experienced, an ownership change. An ownership change can reduce the fund’s ability to offset capital gains with losses, which could increase the amount of taxable gains that could be distributed to shareholders.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

The fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. If you buy shares shortly before a distribution, you may receive a portion of the money you just invested in the form of a taxable distribution. Generally, the fund would make distributions to shareholders of record on the record date. If you are purchasing fund shares through a broker, you may wish to confirm with your broker the date on which you would be entitled to the fund’s distributions.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units should consult with their own tax adviser.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. Except for money market funds, the fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These documents and other information are available without charge through troweprice.com/prospectus. You can also request these documents and make shareholder inquiries at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary.

Annual and semi-annual shareholder reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231
1940 Act File No. 811-23494	ETF1257-040 11/18/25